HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Matthew J. Poznar

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Matthew J. Poznar	Dated as of May 27, 2015
Matthew J. Poznar

APPENDIX A

Hartford Life Insurance Company

Power of Attorney dated as of May 27, 2015

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Peter F. Sannizzaro

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of February 4, 2013
Peter F. Sannizzaro

APPENDIX A

Hartford Life Insurance Company

Power of Attorney dated as of February 4, 2013

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Brion S. Johnson

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of October 20, 2014
Brion S. Johnson

APPENDIX A

Hartford Life Insurance Company

Power of Attorney dated as of October 20, 2014

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert W. Paiano

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Paiano	Dated as of February 4, 2013
Robert W. Paiano

APPENDIX A

Hartford Life Insurance Company

Power of Attorney dated as of February 4, 2013

Filed on Form N-4

File Numbers:

033-19943

033-19946

033-19947

033-19948

033-19949

033-59541

333-72042

333-145655

333-151805